Advances to suppliers, net (Details) - USD ($)	12 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Advances to suppliers, net
Beginning balance	$ 66,718,632	$ 24,074,122
Increased during the year	227,342,938	88,407,729
Less: utilized during the year	240,110,179	47,418,080
Exchange rate difference	(5,314,529)	1,654,861
Sub-total	48,636,862	66,718,632
Less: allowance for doubtful accounts	3,258	0
Ending balance	$ 48,633,604	$ 66,718,632